UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
May 28, 2014
Date of Report (Date of earliest event reported)

INFOBLOX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35507	20-0062867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3111 Coronado Drive Santa Clara,		95054
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 986-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 28, 2014, Robert D. Thomas notified the Board of Directors (the “Board”) of Infoblox Inc. (the “Company”) that he has decided to step down as the Company’s president and chief executive officer once his successor is appointed.  The Board has engaged an executive search firm to assist in the process of contacting and evaluating candidates.  A copy of the press release issued on May 29, 2014 announcing such notification is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	CEO Succession Press Release dated May 29, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOBLOX INC.

Date: May 29, 2014	By:	/s/ Remo Canessa
Remo Canessa
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	CEO Succession Press Release dated May 29, 2014.